                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report:    October 20, 1999
                         --------------------

       United Community Financial Corp.
       -----------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)

       Ohio                              0-24399             34-1856319
       -----------------------------------------------------------------------
       (State or other jurisdiction       (Commission        (IRS Employer of
           incorporation    )             File Number)   Identification Number)


       275 Federal Plaza West
       Youngstown, Ohio                                      44503-1203
       -----------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (330) 742-0500
                                                         ------------------

                                 Not Applicable
       -----------------------------------------------------------------------
         (Former name or former address, if changes since last report.)

                        UNITED COMMUNITY FINANCIAL CORP.
                             275 Federal Plaza West
                           Youngstown, Ohio 44503-1203

                              FOR IMMEDIATE RELEASE

                                                                Douglas M. McKay
                                                                       President
                                                        (330) 742-0500, Ext. 801

                   UNITED COMMUNITY FINANCIAL CORP. ANNOUNCES
                           LOSS FOR THIRD QUARTER 1999

Youngstown, Ohio - October 20, 1999 - United Community Financial Corp. (Nasdaq:
UCFC), holding company for The Home Savings and Loan Company of Youngstown, Ohio, and Butler Wick Corp., announced a net loss for the three months ended September 30, 1999 of $1.9 million, or $(0.06) per diluted share. The loss was primarily due to a $6.4 million one-time compensation expense due to the effect of the $6.00 per share special capital distribution in The United Community Financial Corp. Recognition and Retention Plan (RRP) and a $3.3 million compensation expense for the first year of the RRP. Diluted earnings per share for the same quarter would have been $0.07 excluding the compensation expense for the RRP related to the $6.00 per share capital distribution and the Butler Wick acquisition expense. The purpose of the RRP, which was approved by the shareholders on July 12, 1999, is to reward and retain directors, directors emeritus, officers and employees of United Community and Home Savings who are in key positions of responsibility by providing them with an ownership interest in United Community. As of September 30, 1999 United Community has awarded approximately 20% of the 1,342,334 shares granted to eligible individuals. The remaining 80% of the shares granted will be awarded over the next four years. Net loss for the three months ended September 30, 1998 was $1.6 million, or $(0.05) per diluted share, primarily due to an $11.8 million contribution to The Home Savings and Loan Company Charitable Foundation.

A more direct comparison of operating results is to compare pre-tax core earnings for the two periods. Core earnings are defined as pre-tax earnings adjusted for securities sales transactions, unrealized gains or losses in the trading portfolio and unusual or nonrecurring expense or income items. Core earnings for the three months ended September 30, 1999 were $4.0 million compared to $9.1 million for the three months ended September 30, 1998. The primary reason for the decrease in core earnings is a $3.8 million increase in salaries and employee benefits due to a $3.3 million expense for the shares awarded in the first year of the RRP program.

Net income for the nine months ended September 30, 1999 was $8.5 million, or $0.25 diluted earnings per share, compared to $5.2 million for the nine months ended September 30, 1998. The increase in the current period is primarily due to an increase in net interest income. Core earnings, as defined above, for the nine months ended September 30, 1999 were $20.1 million, or $0.38 per diluted share, compared to $19.3 million for the same period in 1998.

Douglas M. McKay, President of United Community, stated, "On September 30, 1999 United Community's Board of Directors approved a special capital distribution of $6.00 per share which will be paid on October 26, 1999. This will reduce United Community's capital to asset ratio from slightly over 36% to approximately 23%, leaving United Community ample capital to support future growth as we continue to pursue opportunities for expansion of our financial services network. The third quarter loss was due to the initial implementation of the RRP program combined with the effect of the special capital distribution on the RRP program. The RRP program should provide a future benefit for United Community's shareholders by helping United Community to retain the expertise of individuals in key positions by providing them with an ownership interest in United Community. The future impact to earnings caused by the RRP plan will be greatly reduced in comparison to this third quarter initial implementation of the RRP."

Total shareholders' equity decreased $217.3 million, or 45.77%, to $257.5 million at September 30, 1999 from $474.8 million at December 31, 1998. The primary reason for the decrease is the $226.5 million decrease in common stock as a result of the $6.00 per share special capital distribution. This decrease was offset by earnings for the nine months, which were partially offset by quarterly dividends of $0.075 per share paid in March, June and September of 1999. Book value per share was $7.29 as of September 30, 1999. Total assets increased $14.0 million, or 1.08%, from December 31, 1998 to September 30, 1999 primarily as a result of a $52.5 million increase in net loans and a $67.3 million increase in securities. These increases were offset by a $112.8 million decline in cash and cash equivalents as funds from cash and cash equivalents were invested in short-term securities that were designated as available for sale. This investment decision enabled United Community to take advantage of the current interest rate environment by investing in higher yielding securities while providing a great deal of liquidity and flexibility. Other liabilities increased $226.1 million to $244.6 million primarily due to the $226.5 million payable for the $6.00 per share special capital distribution which is to be paid on October 26, 1999.

On August 12, 1999, United Community completed its acquisition of Butler Wick whereby Butler Wick became a wholly-owned subsidiary of United Community. In connection with the acquisition, United Community issued 1.7 million common shares in exchange for all of Butler Wick's shares outstanding. The acquisition was accounted for by the pooling of interests method of accounting. In accordance with the pooling of interests method of accounting, all prior period financial information has been restated to include Butler Wick's financial data. Butler Wick is the parent company for three wholly-owned subsidiaries: Butler Wick & Co., Inc., Butler Wick Asset Management Company and Butler Wick Trust Company. Through these subsidiaries, Butler Wick's business includes investment brokerage, which it has conducted for over 70 years, and a network of integrated financial services, including asset management, trust and estate services, public finance and insurance. Butler Wick and its subsidiaries have ten offices throughout northeastern Ohio and western Pennsylvania.

Home Savings, the wholly-owned subsidiary of United Community, has 14 offices located throughout Mahoning, Columbiana and Trumbull Counties in Northeastern Ohio. Additional information on United Community, Home Savings and Butler Wick may be found on United Community's web site: www.ucfcorp.com.

                              UNITED COMMUNITY FINANCIAL CORP.

                                                                                      As of                     As of
                                                                               September 30, 1999          December 31,1998
                                                                               ------------------          ----------------
                                                                                  (In thousands, except per share data)
SELECTED FINANCIAL CONDITION DATA:


ASSETS
     Cash and cash equivalents                                                    $        59,564         $         172,409
     Mortgage-backed securities                                                           265,330                   281,889
     Investment securities                                                                203,850                   119,997
     Federal Home Loan Bank stock                                                          12,603                    11,958
     Net loans receivable:
         Loans held for investment                                                        712,848                   659,903
         Loans held for sale                                                                3,604                     3,993
         Allowance for loan losses                                                         (6,422)                   (6,398)
     Real estate owned                                                                        222                        78
     Other assets                                                                          60,058                    53,860
                                                                               -------------------      --------------------
             Total assets                                                         $     1,311,657         $       1,297,689
                                                                               -------------------      --------------------
                                                                               -------------------      --------------------
LIABILITIES
     Deposits                                                                     $       777,541         $         777,583
     Other borrowed funds                                                                  32,014                    26,727
     Other liabilities                                                                    244,621                    18,558
                                                                               -------------------      --------------------
             Total liabilities                                                    $     1,054,176         $         822,868

SHAREHOLDERS' EQUITY
         Preferred stock-no par value; 1,000,000 shares authorized and unissued
             at September 30, 1999                                                              -                         -
         Common stock-no par value; 499,000,000 shares authorized; 37,758,166
             shares issued and 35,308,637 outstanding at September 30, 1999       $       136,016         $         345,872
         Retained earnings                                                                154,281                   154,078
         Other comprehensive income                                                        (1,750)                      733
         Unearned compensation                                                            (31,066)                  (25,862)
                                                                               -------------------      --------------------
             Total shareholders' equity                                           $       257,481         $         474,821

                                                                               -------------------      --------------------
             Total liabilities and shareholders' equity                           $     1,311,657         $       1,297,689
                                                                               -------------------      --------------------
                                                                               -------------------      --------------------

     Book value per share                                                         $          7.29         $           14.03
     Dividends paid per share per quarter                                         $         0.075         $           0.075


                                                         Three Months Ended    Three Months Ended   Three Months Ended
                                                           September 30,            June 30,          September 30,
                                                                1999                 1999                 1998
                                                         ------------------    -------------------  ------------------
                                                                        (In thousands, except per share data)
SELECTED EARNINGS DATA:


     Interest income                                        $     22,699       $       22,390        $       23,661
     Interest expense                                              7,850                7,764                 8,657
                                                            -------------      ---------------       ---------------
     Net interest income                                          14,849               14,626                15,004
     Provision for loan losses                                         -                   25                   100
     Noninterest income:
         Commissions                                               3,563                4,224                 4,104
         Service fees and other charges                            1,085                1,234                 1,111
         Underwriting and investment banking                          40                  102                   255
         Net gains (losses)
             Securities                                                -                   40                     -
             Other                                                    (2)                 (10)                    -
         Unrealized gain (loss) trading securities                    21                  (17)                  136
         Other income                                                155                  188                   498
                                                            -------------      ---------------       ---------------
             Total noninterest income                              4,862                5,761                 6,104

     Noninterest expense
         Salaries and employee benefits                           18,110                7,864                 7,824
         Occupancy                                                   500                  515                   522
         Equipment and data processing                             1,234                1,308                 1,273
         Acquisition expense                                         431                    -                     -
         Other noninterest expense                                 2,295                2,356                13,974
                                                            -------------      ---------------       ---------------
             Total noninterest expense                            22,570               12,043                23,593

     (Loss) Income before taxes                                   (2,859)               8,319                (2,585)
     Income taxes                                                   (916)               3,017                  (977)
                                                            -------------      ---------------       ---------------
     Net (loss) income                                      $     (1,943)      $        5,302        $       (1,608)
                                                            -------------      ---------------       ---------------
                                                            -------------      ---------------       ---------------

     Basic and diluted earnings per share                   $      (0.06)      $         0.16        $        (0.05)


                                                         Three Months Ended    Three Months Ended   Three Months Ended
                                                           September 30,            June 30,          September 30,
                                                                1999                 1999                 1998
                                                         ------------------    -------------------  ------------------
                                                                        (In thousands, except per share data)
SELECTED CORE EARNINGS DATA:


     Interest income                                        $       22,699       $      22,390        $      23,661
     Interest expense                                                7,850               7,764                8,657
                                                            ---------------      --------------       --------------
     Net interest income                                            14,849              14,626               15,004
     Provision for loan losses                                           -                  25                  100
     Noninterest income:
         Commissions                                                 3,563               4,224                4,104
         Service fees and other charges                              1,085               1,234                1,111
         Underwriting and investment banking                            40                 102                  255
         Net gains (losses)
             Securities                                                  -                   -                    -
             Other                                                       -                   -                    -
         Unrealized gain (loss) trading securities                       -                   -                    -
         Other income                                                  155                 188                  498
                                                            ---------------      --------------       --------------
             Total noninterest income                                4,843               5,748                5,968

     Noninterest expense
         Salaries and employee benefits                             11,668               7,864                7,824
         Occupancy                                                     500                 515                  522
         Equipment and data processing                               1,234               1,308                1,273
         Acquisition expense                                             -                   -                    -
         Other noninterest expense                                   2,295               2,356                2,139
                                                            ---------------      --------------       --------------
             Total noninterest expense                              15,697              12,043               11,758
                                                            ---------------      --------------       --------------

     Income before taxes                                    $        3,995       $       8,306        $       9,114
                                                            ---------------      --------------       --------------
                                                            ---------------      --------------       --------------

                                                                  Nine Months Ended            Nine Months Ended
                                                                    September 30,                September 30,
                                                                         1999                         1998
                                                                -----------------------      -----------------------
                                                                       (In thousands, except per share data)
SELECTED EARNINGS DATA:


     Interest income                                              $             67,136           $           65,217
     Interest expense                                                           23,316                       28,530
                                                                -----------------------      -----------------------
     Net interest income                                                        43,820                       36,687

     Provision for loan losses                                                     100                          500
     Noninterest income:
         Commissions                                                            11,891                       11,657
         Service fees and other charges                                          3,395                        3,037
         Underwriting and investment banking                                       396                          489
         Net gains (losses)
             Securities                                                             40                          253
             Other                                                                 (11)                         (58)
         Unrealized gain (loss) trading securities                                 141                          149
         Other income                                                              520                          871
                                                                -----------------------      -----------------------
             Total noninterest income                                           16,372                       16,398

     Noninterest expense
         Salaries and employee benefits                                         33,803                       21,123
         Occupancy                                                               1,473                        1,458
         Equipment and data processing                                           3,792                        3,687
         Acquisition expense                                                       431                            -
         Other noninterest expense                                               7,206                       18,486
                                                                -----------------------      -----------------------
             Total noninterest expense                                          46,705                       44,754

     Income before taxes                                                        13,387                        7,831
     Income taxes                                                                4,902                        2,670
                                                                -----------------------      -----------------------
     Net income                                                   $              8,485           $            5,161
                                                                -----------------------      -----------------------
                                                                -----------------------      -----------------------

     Basic and diluted earnings per share                         $               0.25                          N/A


                                                                  Nine Months Ended            Nine Months Ended
                                                                    September 30,                September 30,
                                                                         1999                         1998
                                                                -----------------------      -----------------------
                                                                        (In thousands, except per share data)
SELECTED CORE EARNINGS DATA:


     Interest income                                               $            67,136           $           65,217
     Interest expense                                                           23,316                       28,530
                                                                -----------------------      -----------------------
     Net interest income                                                        43,820                       36,687

     Provision for loan losses                                                     100                          500
     Noninterest income:
         Commissions                                                            11,891                       11,657
         Service fees and other charges                                          3,395                        3,037
         Underwriting and investment banking                                       396                          489
         Net gains (losses)
             Securities                                                              -                            -
             Other                                                                   -                            -
         Unrealized gain (loss) trading securities                                   -                            -
         Other income                                                              520                          871
                                                                -----------------------      -----------------------
             Total noninterest income                                           16,202                       16,054

     Noninterest expense
         Salaries and employee benefits                                         27,360                       21,123
         Occupancy                                                               1,473                        1,458
         Equipment and data processing                                           3,792                        3,687
         Acquisition expense                                                         -                            -
         Other noninterest expense                                               7,206                        6,642
                                                                -----------------------      -----------------------
             Total noninterest expense                                          39,831                       32,910
                                                                -----------------------      -----------------------

     Income before taxes                                           $            20,091           $           19,331
                                                                -----------------------      -----------------------
                                                                -----------------------      -----------------------

                                                                     Three Months Ended    Three Months Ended    Three Months Ended
                                                                        September 30,           June 30,             March 31,
                                                                            1999                  1999                  1999
                                                                     --------------------  -------------------   ------------------
                                                                                           (Dollars in thousands)
AVERAGE DAILY BALANCE OF SELECTED FINANCIAL CONDITION DATA:


    Net loans held for investment (including allowance for loan loss   $        694,989      $     672,986         $     660,225
        of $6,422, $6,446 and $6,461, respectively)
    Net loans held for sale                                                       3,473              4,051                 4,035
    Mortgage-backed securities                                                  274,326            272,823               270,668
    Investment securities                                                       208,554            162,006               128,478
    Margin accounts                                                              33,063             30,456                24,156
    Other interest-earning assets                                                63,075            128,737               173,376
    Total interest-earning assets                                             1,277,480          1,271,059             1,260,938
    Total assets                                                              1,315,286          1,306,084             1,294,979
    Certificates of deposit                                                     418,177            423,562               429,325
    Checking, demand and savings accounts                                       356,063            350,471               340,454
    Other interest bearing liabilities                                           28,694             24,462                19,425
    Total interest-bearing liabilities                                          802,934            798,495               789,204
    Total noninterest-bearing deposits                                           33,883             28,956                30,047
    Total liabilities                                                           836,817            827,451               819,251
    Shareholders' equity                                                        478,469            478,633               475,728
    Common shares outstanding                                                34,454,284         33,898,237            33,856,778


SUPPLEMENTAL LOAN DATA:

    Loans originated                                                   $         69,720      $      63,743         $      56,542
    Loans purchased                                                                   -                  -                     -
    Loan chargeoffs                                                                  29                 29                    22
    Recoveries on loans                                                               5                  4                     9


                                                                           As of                  As of                As of
                                                                    September 30, 1999        June 30, 1999        March 31, 1999
                                                                    ------------------     --------------------   -----------------
                                                                                          (Dollars in thousands)
SUPPLEMENTAL DATA:

    Nonaccrual loans                                                   $          3,687      $       3,805         $       4,856
    Restructured loans                                                            1,651              1,712                 1,822
    Other real estate owned                                                         222                152                   196
    Total nonperforming assets                                                    5,560              5,669                 6,874
    Loans serviced for others                                                     5,408              5,535                 5,696
    Number of full time equivalent employees                                        585                575                   570
    Mortgage-backed securities available for sale                               120,202            126,501                97,127
    Mortgage-backed securities held to maturity                                 145,128            155,112               166,996
    Investment securities trading                                                 6,746                  -                     -
    Investment securities available for sale                                    197,104            205,469               129,221
    Federal home loan bank stock                                                 12,603             12,376                12,164
    Fair value of held to maturity securities                                   144,265            155,838               170,127


REGULATORY CAPITAL DATA:

    Regulatory tangible capital                                        $        315,424      $     307,885         $     303,666
    Tangible capital ratio                                                        27.71              27.00                 26.97
    Regulatory core capital                                                     315,424            307,885               303,666
    Core capital ratio                                                            27.71              27.00                 26.97
    Regulatory total capital                                                    321,693            314,235               310,031
    Total risk adjusted assets                                                  633,729            623,181               605,685
    Total risk adjusted ratio                                                     49.77              50.42                 51.19
